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                                                                 EXHIBIT 10.11


                                 LEASE AGREEMENT
                                     (MASON)

         THIS LEASE AGREEMENT ("Lease") dated as of the 18th day of July, 1997, by and between CCA PRISON REALTY TRUST, a Maryland real estate investment trust ("Landlord") and CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("Tenant").

                                    RECITALS

         WHEREAS, Tenant (or one of Tenant's affiliates) has concurrently conveyed to Landlord the property described in Exhibit A hereto, and Landlord and Tenant desire that Landlord lease such property back to Tenant; and

         WHEREAS, Landlord and Tenant have entered into a Master Agreement to Lease of even date herewith (the "Master Agreement") which sets forth certain agreements of the parties with respect to the lease of various properties including the property that is the subject of this Lease;

         NOW, THEREFORE, in consideration of the premises and of their respective agreements and undertakings herein, Landlord and Tenant agree as follows:

                                    ARTICLE I
                                PREMISES AND TERM

         1.1 Leased Property. Landlord hereby leases to Tenant and Tenant leases from Landlord the Land located in the City of Mason, Tipton County, State of Tennessee, described in Exhibit A hereto, and all Improvements, Fixtures, and Personal Property thereon or thereto (each as defined in the Master Agreement, and, together with said Land, the "Leased Property"); such Leased Property collectively known and described at the date hereof as the West Tennessee Detention Facility;

         SUBJECT, HOWEVER, to the lien of the mortgage debt described in Exhibit B hereto, if any, and to all easements, liens, encumbrances, restrictions, agreements, and other title matters existing as of the date hereof and listed in Exhibit C hereto (collectively the "Permitted Exceptions").

         1.2 Term. The initial term (the "Fixed Term") of the Lease shall be for a fixed term of ten (10) years commencing on July 18, 1997 (the "Commencement Date") and expiring on July 17, 2007 (the "Expiration Date"). The Term of this Lease may be renewed on the mutual agreement of Landlord and Tenant as follows:
(i) provided that Tenant gives Landlord notice on or before the date which is six (6) months prior to the Expiration Date, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease; (ii) provided that Tenant gives Landlord notice on or before the date which is six
(6) months prior to the expiration of the Extended Term, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Second Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as



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set forth in the Lease; and (iii) provided that Tenant gives Landlord notice on or before the date which is six (6) months prior to the expiration of the Second Extended Term, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Third Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease. Tenant's right to so extend the Term of the Lease is conditioned on Landlord's prior approval of the Extended Term, Second Extended Term, or Third Extended Term, as the case may be. The term "Term" used in this Agreement means the Fixed Term, Extended Term, Second Extended Term and Third Extended Term, as appropriate. The term "Lease Year" means each twelve (12) month period during the Term commencing on January 1 and ending on December 31, except the first Lease Year of each Lease shall be the period from the Commencement Date through the following December 31, and the last Lease Year shall end on the date of termination of the Lease if a day other than December 31. Landlord may terminate this Lease prior to the expiration of the Term hereof, at any time following the date which is five (5) years from the date hereof, upon written notice to Tenant not less than eighteen (18) months prior to the effective date of such termination.

                                   ARTICLE II
                                      RENT

         2.1 Base Rent. Tenant shall pay Landlord Base Rent for the Term in advance in consecutive monthly installments payable on the first day of each month during the Term, the Extended Term, Second Extended Term and the Third Extended Term, commencing on the Commencement Date, in accordance with the Base Rent Schedule attached hereto as Exhibit D. If the Commencement Date or the Expiration Date shall be other than on the first day of a calendar month, the initial (or final, as appropriate) monthly installment of Base Rent payable pursuant to the Lease shall be prorated for the number of days until, in the case of this initial monthly installment, the first day of the calendar month following the Commencement Date and, in the case of the final monthly installment, the Expiration Date.

         2.2 Additional Rent. The Base Rent shall be subject to such increases over the Term as determined pursuant to Section 2.02 of the Master Agreement.

         2.3 Other Additional Rent. Tenant shall also pay all Other Additional Rent with respect to the Leased Property, as set forth in the Master Agreement.

                                   ARTICLE III
                           OTHER TERMS AND CONDITIONS

         3.1 Master Agreement Incorporated Herein. All provisions of the Master Agreement (except any provisions expressly therein not to be a part of an individual lease of leased property) are hereby incorporated in and are a part of this Lease of the Leased Property.

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         3.2 Recordation. At the request of Landlord or Tenant, a short form memorandum of this Lease may be recorded in the real estate records of any county which Landlord or Tenant deems appropriate in order to provide legal notice of the existence hereof.

         IN WITNESS WHEREOF, the Landlord and the Tenant have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

                                              CCA PRISON REALTY TRUST

                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------
                                              CORRECTIONS CORPORATION OF AMERICA

                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------

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                                    EXHIBIT A

                      Legal Description of Leased Property

Beginning at a 1/2 inch rebar found the right-of-way line of Finde Naifeh Jr. Drive (Mason Gainsville Road - 60 ft. R.O.W.) a distance of 1612.95 feet (C=1615.56 ft.) Southwestwardly, as measured along said southerly right-of-way line from its intersection with the westerly right-of-way line of U. S. Highway #70, said point being the northwesterly corner of the William Liles Tract (DB.568, PG. 42); thence South 03 degrees 45 minutes 00 seconds East along the westerly line of said Liles Tract and the Cecil Bright Tract (DB. 701, PG. 664) a distance of 1601.22 feet to point; thence South 80 degrees 00 minutes 00 seconds West a distance of 53.65 feet to a point; thence South 81 degrees 00 minutes 00 seconds West a distance of 105.60 feet to a point; thence South 86 degrees 00 minutes 00 seconds West a distance of 110.20 feet to a point; thence South 00 degrees 15 minutes 00 seconds East a distance of 39.60 feet to a point; thence South 68 degrees 00 minutes 00 seconds West a distance of 112.20 feet to a point; thence South 01 degrees 15 minutes 00 seconds East a distance of 138.00 feet to a point; thence South 25 degrees 00 minutes 00 seconds East a distance of 141.90 feet to a point; thence South 50 degrees 15 minutes 00 seconds West a distance of 135.30 feet to a point; thence North 62 degrees 45 minutes 00 seconds West a distance of 110.20 feet to a point; thence South 73 degrees 45 minutes 00 seconds West a distance of 117.50 feet to a point; thence South 86 degrees 45 minutes 00 seconds West, a distance of 67.30 feet to a point; thence South 73 degrees 00 minutes 00 seconds West a distance of 130.70 feet to a point; thence South 10 degrees 45 minutes 00 seconds West a distance of 240.90 feet to a point; thence South 43 degrees 45 minutes 00 seconds West a distance of 104.90 feet to a point; thence North 03 degrees 45 minutes 00 seconds West along the easterly line of the Robert Marshall Tract (DB. 235, PG. 85) a distance of 2369.40 feet to a 1/2 inch rebar set in the southerly right-of-way line of said Finde Naifeh Jr. Drive; thence North 87 degrees 45 minutes 00 seconds East along said southerly right-of-way line a distance of 983.40 feet to the point of beginning, containing 43.186 acres or 1881168.086 square feet, more or less, described according to the ALTA Boundary Survey, dated April 16, 1997, as revised June 19, 1997, prepared by John Wesley Ashworth, III, Tennessee No. 1344, Ashworth-Vaughan, Inc., 195 Center Street, Collierville, Tennessee 38017, Job Number 3989.00

Being the same property conveyed to Corrections Partners, Inc., a Delaware corporation, by deed from Corrections Corporation of America, a Tennessee corporation, of record in Record Book _____, page _____, Register's Office for Tipton County, Tennessee.

                                               West Tennessee Detention Facility
                                                 Mason, Tipton County, Tennessee



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                                    EXHIBIT B

                                  Mortgage Debt

                   Property: West Tennessee Detention Facility

This property is subject to the following Mortgage Debt:

            That certain deed of trust of First Union National Bank of Tennessee, as Administrative Agent, dated July 18, 1997.



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                                    EXHIBIT C

                              Permitted Exceptions

                   Property: West Tennessee Detention Facility

1.       1997 Taxes, a lien, which are not yet due and payable.

2. Easement(s) in favor of Memphis CATV, Inc. (Cablevision), as set forth in instrument recorded in Record Book 666, page 666, Register's Office for Tipton County, Tennessee.

3.       Easement(s) for the flow of Beaver Creek Canal.

4. All matters shown on ALTA Boundary Survey, dated April 16, 1997, as revised June 19, 1997, prepared by John Wesley Ashworth, III, Tennessee No. 1344, Ashworth-Vaughan, Inc., 195 Center Street, Collierville, Tennessee 38017, Job Number 3989.00.



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                                    EXHIBIT D

                               Base Rent Schedule

                   Property: West Tennessee Detention Facility

         Tenant will pay to Landlord annual Base Rent of $3,700,000.00, payable in equal monthly installments of $308,333.33.

         Base Rent for the Extended Term, Second Extended Term and Third Extended Term shall be equal to the fair market rental value of the Leased Property as of the respective commencement dates thereof.